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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 23, 2001


                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        California                    000-23993                  33-0480482
----------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7. EXHIBITS

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits

             99.1 -- Press Release dated January 23, 2001, of the Registrant.

ITEM 9. REGULATION FD DISCLOSURE

        On January 23, 2001 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BROADCOM CORPORATION,
                                          a California corporation


January 24, 2001                          By: /s/ WILLIAM J. RUEHLE
                                              ----------------------------------
                                                  William J. Ruehle
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Principal Financial Officer)

                                          By: /s/ SCOTT J. POTERACKI
                                              ----------------------------------
                                                  Scott J. Poteracki
                                                  Corporate Controller and
                                                  Senior Director of Finance
                                                  (Principal Accounting Officer)


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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                     DESCRIPTION
       -------                    -----------
        99.1      Press Release dated January 23, 2001, of the Registrant.